Exhibit 99.3

SOUTHERN UNION COMPANY

11,000,000 Shares of Common Stock, $1.00 par value

Underwriting Agreement

July 26, 2004

J.P. Morgan Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

As Representatives of the
several Underwriters listed
in Schedule I hereto

c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

Southern Union Company, a  Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 4,800,000 shares, par value $1.00 per share of the Company (“Common Stock”), and J.P. Morgan Securities Inc. (“JPMSI”), and Merrill Lynch International (“MLI”) (each a “Forward Purchaser” and together the “Forward Purchasers”) at the Company’s request propose to sell to the Underwriters an aggregate of 6,200,000 shares and, at the option of the Underwriters, up to an additional 1,650,000 shares of Common Stock, in connection with the letter agreement dated the date hereof between the Company and JPMorgan Chase Bank, London Branch (“JPMorgan”), acting through JPMSI as agent (the “JPM Forward Agreement”) and the letter agreement dated the date hereof between the Company and MLI (the “ML Forward Agreement”, and together with the JPM Forward Agreement, the “Forward Agreements”) each relating to the forward sale by the Company of a number of shares of a Common Stock equal to the number of shares of Common Stock to be borrowed and sold by each of the Forward Purchasers.  The aggregate of 11,000,000 shares to be sold by the Company and the Forward Purchasers is herein called the “Underwritten Shares”, and the aggregate of 1,650,000 additional shares to be sold by the Forward Purchasers is herein called the “Option Shares”.  The shares to be borrowed and sold by the Forward Purchasers to the Underwriters are also herein referred to as the “Borrowed Securities.” The Shares to be sold by the Company to the Underwriters are also herein referred to as the “Company Shares.”  The Underwritten Shares and the Option Shares are herein referred to as the “Shares”.

Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure.  For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1.                                       Registration Statement.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-113757), which includes a form of prospectus (the “Basic Prospectus”) to be used in connection with the public offering and sale of certain securities, including the Company Shares, to be issued from time to time by the Company.  Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act, including all documents incorporated or deemed to be incorporated by reference therein or the Securities Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement”.  Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement”, and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement.  In addition, the Company has filed with the Commission a prospectus supplement specifically relating to the Common Shares (the “Prospectus Supplement”) pursuant to Rule 424 of the Securities Act, within the applicable time period set forth therein.  The term “Prospectus” means the Basic Prospectus together with the Prospectus Supplement specifically relating to the Shares, in the form first used by the Underwriters to confirm sales of the Shares.  The term “Preliminary Prospectus” means a preliminary prospectus supplement specifically relating to the Shares, together with the Basic Prospectus.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

2.                                       Purchase of the Shares by the Underwriters.  (a)(i)  The Company agrees to issue and sell, and each Forward Purchaser, severally and not jointly, agrees to sell, the Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company and each Forward Purchaser the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule I hereto at a price per share the “Purchase Price” of $18.094.

(ii) In addition, each Forward Purchaser, severally and not jointly, agrees to sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from each Forward Purchaser the Option Shares at the Purchase Price.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Forward Purchasers by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in its sole discretion shall make.

The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Forward Purchasers.  Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof).  Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

(b)                                 The Company and the Forward Purchasers understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus.  The Company and the Forward Purchasers acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter, and that the Underwriters intend to first allocate the Borrowed Securities to purchasers in the public offering.

(c)                                  Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company and the Forward Purchasers to the Representatives in the case of the Underwritten Shares, at the offices of Davis Polk & Wardwell at 10:00 A.M. New York City time on July 30, 2004, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares.  The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date” and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of certificates evidencing the Shares to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares duly paid by the Company.  The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

3.                                       Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter that:

(a)                                  Preliminary Prospectus.  No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus.

(b)                                 Registration Statement and Prospectus.  The Registration Statement has been declared effective by the Commission.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act (other than the omission of certain historical and pro forma financial information relating to Panhandle Eastern Pipe Line Company, L.P. (“Panhandle”) at the time the Registration Statement was declared effective), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date hereof and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(c)                                  Incorporated Documents.  The documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder

(collectively, the “Exchange Act”), as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 Financial Statements.  The financial statements and the related notes thereto of the Company and its consolidated subsidiaries and the financial statements and the related notes thereto of Panhandle and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries and Panhandle and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and Panhandle and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement and the Prospectus.

(e)                                  No Material Adverse Change.  Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

(f)                                    Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement, except to the extent all subsidiaries omitted, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary (as defined in Rule 1-02 of Regulation S-X) .

(g)                                 Capitalization.  The Company has an authorized capitalization as set forth in the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company (including the Borrowed Securities) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(h)                                 Due Authorization.  The Company has full right, power and authority to execute and deliver this Agreement, and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.

(i)                                     Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(j)                                     Forward Agreements.  Each of the Forward Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Forward Agreements conform in all material respects to the descriptions thereof in the Prospectus.

(k)                                  The Shares.  (i) The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

(ii) The Shares to be purchased by the Forward Purchasers from the Company pursuant to the Forward Agreements, whether pursuant to physical settlement, net stock settlement, as a result of acceleration of the Forward Agreements or otherwise, have been duly authorized and reserved for issuance and, when issued and delivered by the Company  to the Forward Purchasers pursuant to the Forward Agreements against payment in consideration set forth therein, will be validly issued and fully paid and non-assessable.

(l)                                     No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(m)                               No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the Forward Agreements, and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

(n)                                 No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, and the Forward Agreements and the consummation of the transactions contemplated hereby and thereby, except for the Orders described in paragraph (o) below, any Orders required solely to permit physical settlement of the Forward Agreements, the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters or which have already been obtained or made.

(o)                                 Appropriate Orders Entered.  An appropriate order or orders (each an “Order”) of each governmental authority or agency the consent of which is necessary duly and validly for the Company (i) to issue and sell the Shares pursuant to this Agreement and (ii) to issue Shares pursuant to the net stock settlement of the Forward Agreements, including without limitation the Pennsylvania Public Utility Commission, the Missouri Public Service Commission, the Rhode Island Public Utilities Commission and the Massachusetts Department of Telecommunications and Energy, has been entered, and each such Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Agreement and the Forward Agreements, or for the performance by the Company of the transactions contemplated hereby and thereby, except 1) such as have been obtained under the Securities Act, 2) as may be required to be obtained under state securities laws and 3) as have been obtained pursuant to the Orders or any post closing notices as may be required by such Orders.

(p)                                 Legal Proceedings.  Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are, to the best knowledge of the Company, threatened, or to the Company’s knowledge, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.

(q)                                 Independent Accountants.  PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act; and Ernst & Young LLP who have certified certain financial statements of Panhandle and its subsidiaries, are independent public accountants with respect to Panhandle and its subsidiaries as required by the Securities Act.

(r)                                    Title to Real and Personal Property.  The Company and its subsidiaries have good title, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(s)                                  No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described.

(t)                                    Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(u)                                 Public Utility Holding Company Act.  Neither the Company nor any of its subsidiaries is a “holding company” or a “subsidiary company” of a holding company or an “affiliate” thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(v)                                 Taxes.  Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except to the extent being contested in good faith and for which the Company or a subsidiary has established reserves; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(w)                               Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(x)                                   No Labor Disputes.  Except as would not, individually or in the aggregate, have a Material Adverse Effect, no labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

(y)                                 Compliance With Environmental Laws.  Except as disclosed in the Prospectus, the Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

(z)                                   Compliance With ERISA.  Except as would not reasonably be expected to have a Material Adverse Affect, each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived.

(aa)                            Accounting Controls.  The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb)                          Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(cc)                            No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(dd)                          No Restrictions on Subsidiaries.  No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(ee)                            No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(ff)                                No Registration Rights.  No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(gg)                          No Stabilization.  The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(hh)                          Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ii)                                  Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(jj)                                  Compliance with Sarbanes-Oxley Act.  The Company and the Company’s directors or officers, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications; there is and has been no failure on the part of Panhandle or any of Panhandle’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(kk)                            Listing; Registration of Common Stock.  The Company has applied to have the Company Shares approved for listing on the New York Stock Exchange. The Company Shares have been registered under the Exchange Act.

(ll)                                  Significant Subsidiaries.  Attachment I to Annex A-I hereto is a true and complete list of all of the Company’s significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X) as of the date of this Agreement.

(mm)                      Material Agreements.  The agreements and other documents filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 or as filed as an exhibit to any subsequent filing under the Exchange Act, together with the Company’s Third Amended and Restated Revolving Credit Agreement, dated as of May 28, 2004, constitute all of the outstanding material contracts of the Company and its subsidiaries taken as a whole required to be filed as exhibits under Item 601 of Regulation S-K.

3A.                             Representations and Warranties of the Forward Purchasers.  Each Forward Purchaser severally represents and warrants to each Underwriter that:

(a)                                                                             Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by such Forward Purchaser and, at the Closing Date and at each Additional Closing Date, such Forward Purchaser will have the full right, power and authority to sell, transfer and deliver the Borrowed Securities.

(b)                                                                            Authorization of the Forward Agreement. The applicable Forward Agreement has been duly authorized, executed and delivered by such Forward Purchaser and constitutes a valid and binding obligation of such Forward Purchaser, enforceable against such Forward Purchaser accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(c)                                  Right to Transfer.  Such Forward Purchaser will, at the Closing Date and at each Additional Closing Date,  have the free and unqualified right to transfer the Borrowed Securities to be sold by such Forward Purchaser hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of such Borrowed Securities and payment of the purchase price therefor as herein contemplated, assuming each of the Underwriters has no notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer the Borrowed Securities purchased by it from such Forward Purchaser, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

4.                                       Further Agreements of the Company.  The Company covenants and agrees with each Underwriter that:

(a)                                  Filing of the Prospectus.  The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b)                                 Delivery of Copies.  The Company will deliver, without charge, (i) to the Representatives, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales of the Shares by any Underwriter or dealer.

(c)                                  Amendments or Supplements.  Before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representatives reasonably objects.

(d)                                 Notice to the Representatives.  The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary

Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)                                  Ongoing Compliance of the Prospectus.  If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(f)                                    Blue Sky Compliance.  The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)                                 Earning Statement.  The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h)                                 Clear Market.  For a period of 90 days after the date of the initial public offering of the Shares, the Company will not without the prior written consent of the Representatives (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (1) the Shares to be sold hereunder, (2) the issuance of shares of Common Stock by the Company to each Forward Purchaser under the applicable Forward Agreement, (3) the issuance of shares of Common Stock in connection with a 5% Common Stock dividend, and (4) any shares of Common Stock of the Company issued under the Company’s existing stock based plans or upon the exercise of options granted under existing employee stock option plans.

(i)                                     Use of Proceeds.  The Company will apply the net proceeds from the sale of the Shares as described in the Prospectus under the heading “Use of Proceeds”.

(j)                                 No Stabilization.  The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(k)                                  Exchange Listing.  The Company will use its best efforts to list, subject to notice of issuance, the Company Shares on the New York Stock Exchange (the “Exchange”).

(l)                                     Reports.  So long as the Shares are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

5.                                       Conditions of Underwriters’ Obligations.  The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)                                  Registration Compliance; No Stop Order.  The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Representatives shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)                                 Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)                                  No Downgrade.  Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d)                                 No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

(e)                                  Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement and the Prospectus and, to the best knowledge of such officers, the representation set forth in Section 3(b) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f)                                    Comfort Letters.  On the date of this Agreement, each of PricewaterhouseCoopers LLP and Ernst & Young LLP and on the Closing Date or the Additional Closing Date, as the case may be, PricewaterhouseCoopers LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided, that the letters delivered on the Closing Date or the Additional Closing Date, as the case may be shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)                                 Opinion of Counsel for the Company.  (i) Fleischman and Walsh, L.L.P., outside counsel for the Company, shall have furnished to the Representatives, JPMorgan and MLI, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters and JPMorgan and MLI, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto; and (ii) Dennis Morgan, Esq., General Counsel of the Company, shall have furnished to the Representatives, JPMorgan and MLI, at the request of the Company, his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters and JPMorgan and MLI, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto.

(h)                                 Opinion of Massachusetts Counsel for the Company.  Keegan, Werlin & Pabian LLP, Massachusetts counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters and JPMorgan and MLI, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C hereto.

(i)                                     Opinion of Pennsylvania Counsel for the Company.  Malatesta, Hawke & McKeon LLP, Pennsylvania counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters and JPMorgan and MLI, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B hereto.

(j)                                     Opinion of Counsel for the Underwriters.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k)                                  No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(l)                                     Good Standing.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(m)                               Exchange Listing.  The Company Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(n)                                 Lock-up Agreements.  The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(o)                                 Additional Documents.  On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Forward Purchaser shall have furnished to the

Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                                                6.                                       Indemnification and Contribution.

(a)                                  Indemnification of the Underwriters.  The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Forward Purchaser and each person, if any, who controls any Forward Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each case, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter through the Representatives or such Forward Purchaser, furnished to the Company in writing by such Underwriter or Forward Purchaser as the case may be, expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter or Forward Purchaser consists of the information described as such in subsection (b) below; provided that the Company will not be liable to any Underwriter with respect to any Prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter in contravention of a requirement of this Agreement or applicable law, sold Shares to a person to whom such Underwriter failed to send or give, at or prior to the Closing Date, a copy of the Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Preliminary Prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Date and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Prospectus by the Closing Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

(b)                                 Indemnification of the Company and the Forward Purchasers.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Forward Purchaser and each person, if any, who controls any Forward Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each case, to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the first paragraph under the caption “Underwriting — Commissions and Discounts,” the information contained in the first and second paragraphs under the caption “Underwriting — Price Stabilization and Short Positions” and the information contained in the paragraph under the caption “Underwriting — Passive Market Making”.

(c)                                  Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying

Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any reasonably required local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for any Forward Purchaser, its affiliates directors and officers and any control persons of such Forward Purchaser shall be designated in writing by JP Morgan or MLI, as the case may be.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                 Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters  on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company (which benefits shall include the proceeds to be received by the Company pursuant to the Forward Agreements) on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares (which benefits shall include the proceeds to be received by the Company pursuant to the Forward Agreements) and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares.  The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters  and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  Limitation on Liability.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                                    Non-Exclusive Remedies.  The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

7.                                       Effectiveness of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

8.                                       Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Forward Purchasers, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

9.                                       Defaulting Underwriter.  (a)  If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms.  If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 9, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)                                 If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)                                If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

(d)                                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10.                                 Payment of Expenses.  (a)  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement and the Forward Agreements; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (x) all expenses and application fees related to the listing of the Shares on the New York Stock Exchange.

(b)                                 If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

11.                                 Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 6 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

12.                                 Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Forward Purchasers and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Forward Purchasers or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Forward Purchasers or the Underwriters.

13.                                 Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

14.                                 Miscellaneous.  (a)  Authority of the Representatives.  Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be binding upon the Underwriters.

(b)                                 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Underwriters and the Forward Purchasers shall be given to the Representatives c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: 212-622-8358); Attention: Henry Wilson and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080 (fax: 212-449-3207); Attention: Global Origination Counsel.  Notices to the Company shall be given to it at Southern Union Company, One PEI Center, Wilkes-Barre, Pennsylvania 18711, (fax: 570-829-8900); Attention: Thomas F. Karam.

(c)                                  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)                                 Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)                                  Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)                                    Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

SOUTHERN UNION COMPANY

By:	/s/ Richard N. Marshall
Name: Richard N. Marshall
Title: Vice President and Treasurer

J.P. MORGAN SECURITIES INC.

By:	/s/ Yaw Asamoah-Duodu
Name: Yaw Asamoah-Duodu
Title: Vice President

MERRILL LYNCH INTERNATIONAL

By:	/s/ Karl Newlin
Name: Karl Newlin
Title: Vice President

Accepted: July 26, 2004

J.P. MORGAN SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

For itself and on behalf of the
several Underwriters listed
in Schedule I hereto.

By: J.P. MORGAN SECURITIES INC.

By:	/s/ Yaw Asamoah-Duodu
Authorized Signatory

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Karl Newlin
Authorized Signatory

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Schedule I

Underwriter	Number of Shares

J.P. Morgan Securities Inc.	3,575,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,575,000
Banc of America Securities LLC	1,100,000
Calyon Securities (USA) Inc.	550,000
Jefferies & Company, Inc.	550,000
Gilford Securities Incorporated	385,000
Howard Weil Incorporated	385,000
A.G. Edwards & Sons, Inc.	176,000
Janney Montgomery Scott LLC	176,000
KBC Fianncial Products USA Inc.	176,000
PNC Capital Markets, Inc.	176,000
Wells Fargo Securities, LLC	176,000

Total:	11,000,000

Schedule II

Forward Purchaser	Number of Underwritten Shares to be Sold	Maximum Number of Option Shares to be Sold

J.P. Morgan Securities Inc.	3,100,000	825,000
Merrill Lynch International	3,100,000	825,000
Total:	6,200,000	1,650,000

Annex A-1

[Form of Opinion of Counsel for the Company]

(a)                                  The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the knowledge of such counsel, threatened by the Commission.

(b)                                 The Company and each of the Company’s subsidiaries identified on Attachment I hereto (the “Subsidiaries”) have been duly organized and are validly existing and in good standing under the laws of the State of Delaware, are duly qualified to do business and are in good standing in each jurisdiction identified opposite its name on Attachment II hereto, which the Company has advised such counsel are the only jurisdictions in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole ( a “Material Adverse Effect”).

(c)                                  The Company has an authorized capitalization as set forth in the Prospectus under the heading “Description of Southern Union’s Common Stock and Preferred Stock — General”; all the outstanding shares of capital stock of the Company (including the shares to be borrowed and sold by the Forward Purchasers) have been duly issued and validly authorized and to the knowledge of such counsel after due inquiry are fully paid and non-assessable; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all necessary actions under the limited liability company act or the limited partnership act under which each Subsidiary was organized and the Subsidiary’s constituent documents have been taken for the purchase of such subsidiary’s equity interests.

(d)                                 This Agreement has been duly authorized, executed and delivered by the Company.

(e)                                  Each of the Forward Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; and the Forward Agreements conform in all material respects to the descriptions thereof in the Prospectus.

(f)                                    The Shares to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of

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this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any preemptive or similar rights.

(g)                                 The Shares to be purchased by the Forward Purchasers from the Company pursuant to the Forward Agreements, whether pursuant to physical settlement, net stock settlement, as a result of acceleration of the Forward Agreements or otherwise, have been duly authorized and reserved for issuance and, when issued and delivered by the Company to the Forward Purchasers pursuant to the Forward Agreements against payment of the consideration set forth in the Forward Agreements, will be validly issued and fully paid and non-assessable and no holder of such Shares is or will be subject to personal liability by reason of being such a holder.

(h)                                 In reliance upon the SEC Staff Interpretation of Section 5 of the Securities Act set forth in the no-action letter captioned Goldman, Sachs & Co. (available October 9, 2003), the issuance and sale of the Shares by the Company to the Forward Purchasers in settlement of the Forward Agreements in accordance with the terms thereof will not require registration under the Securities Act and the Forward Purchasers will not have an obligation to deliver a Prospectus in connection with the Shares delivered to them by the Company upon such settlements, assuming that (i) Prospectuses were delivered by the Underwriters in connection with sales of Shares in an amount equal to the Base Amount (as defined in the Forward Agreements), and (ii) the Forward Purchasers only deliver the Shares to close out open borrowings created in the course of the hedging activities created by the Forward Purchasers relating to their exposure under the Forward Agreements in compliance with the Forward Agreements.

(i)                                     No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and each of the Forward Agreements, the issuance and sale of the Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, and compliance by the Company with the terms thereof and the consummation of the transactions contemplated hereby and each of the Forward Agreements, except for (i) the registration of the Shares under the Securities Act and (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or with respect to regulatory matters, as to which such counsel need express no opinion.

(j)                                     The execution, delivery and performance by the Company of this Agreement and each of the Forward Agreements, the issuance and sale of the Shares being delivered on the Closing Date, and the compliance by the Company with the terms of, and the consummation of the transactions contemplated by this Agreement and the Forward Agreements will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument listed as an exhibit in the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 or in any report subsequently filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act or the Company’s Third Amended and Restated Revolving Credit Agreement, dated as of May 28, 2004, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of

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the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority  of the District of Columbia or the United States of America (other than the blue sky laws of the various states as to which such counsel need express no opinion) except, in the case of clauses (i) and (iii) above, for such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(k)                                  The statements in the Prospectus under the headings (i) “Underwriting” and “Description of Southern Union’s Common Stock and Preferred Stock” and (ii) “Business — Transportation and Storage Segment—Regulation,” and, to our knowledge after due inquiry, “Business — Distribution Segment—Regulation and Rates,” “Business – Environmental” and “Legal Proceedings,” in the case of clause (ii) above, incorporated by reference from Items 1 and 3 of Part I of the Company’s Annual Report on Form 10-K for the year ended June 30, 2003, and Item 1 of Part II of the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2003, December 31, 2003 and March 31, 2004, to the extent that they constitute summaries of the terms of stock, matters of law or legal conclusions, fairly summarize the matters described therein in all material respects; and, to the knowledge of such counsel after due inquiry, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

(l)                                     The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”) that is required to be registered under the Investment Company Act.

(m)                               Neither the Company nor any of its subsidiaries is a “holding company” or, to the knowledge of such counsel after due inquiry, a “subsidiary company” of a holding company or an “affiliate” thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(n)                                 Such counsel has no reason to believe that (i) any document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (other than financial statements and related schedules therein, as to which such counsel need express no belief) did not comply when so filed as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) the Registration Statement and Prospectus (other than financial statements and other financial information contained therein, as to which such counsel need express no belief) do not comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder (other than the omission of certain historical and pro forma information relating to Panhandle at the time the Registration Statement was declared effective).

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Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel has not undertaken to determine independently and such counsel is not passing on and assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date and at the date of the Underwriting Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief), or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

Such counsel may state that whenever its opinion is based on factual matters that are to its “knowledge after due inquiry” such counsel has relied, as to factual matters, exclusively on the representation and warranties of the Company set forth in this Agreement (after discussion of the contents thereof with the Company) or certificates of others as to the existence or nonexistence of the factual matters upon which such opinion is predicated.  Such counsel shall state that it has no reason to believe, however, that any such certificate is untrue or inaccurate in any material respect.

Such counsel may state that in addition to the limitations and qualifications set forth above, the enforceability of the obligations of the Company under the Forward Agreements is subject to the effect of any applicable bankruptcy (including, without limitation, fraudulent conveyance and preference), insolvency, reorganization, rehabilitation, moratorium or similar laws and decisions relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief.  Such principles are of general application, and in applying such principles a court, among other things, might, might decline to order the Company to perform covenants.  Further, such counsel need not express an opinion with respect to the enforceability of provisions in the Forward Agreements with respect to waiver, delay, extension or omission of notice or enforcement of rights or remedies, waivers of defenses or waivers of benefits of stay, extension, moratorium, redemption, statutes of limitations or other nonwaivable benefits provided by operation of law.  Further, such counsel may state that the enforceability of any exculpation, indemnification or contribution provisions contained in the Forward Agreements may be limited by applicable law or public policy.

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In rendering such opinions, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the relevant federal law of the United States of America, District of Columbia law and the Delaware General Corporation Law and, with respect to the opinion expressed in paragraph (b) only, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, insofar as such laws apply, and that they render no opinion with respect to the state securities or blue sky laws of any jurisdiction or the law of any other jurisdiction.  Such counsel may note that they are not admitted to the practice of law in the states of Delaware, Massachusetts, Pennsylvania or Rhode Island.  With respect to paragraph (j), such counsel may also state that they render no opinion with respect to the anti-fraud provisions of the federal securities laws.

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Attachment I

Subsidiaries

1.  Panhandle Eastern Pipe Line Company, LP

2.  Trunkline Gas Company, LLC

3.  Trunkline LNG Company, LLC

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Attachment II

Name	Jurisdictions of Foreign Qualification

1. Southern Union Company	Massachusetts, Missouri, Pennsylvania and Rhode Island

2. Panhandle Eastern Pipe Line Company, LP	Indiana, Kansas, Michigan, Missouri Ohio, Oklahoma, Texas and Illinois

3. Trunkline Gas Company, LLC	Arkansas, Indiana, Kentucky, Louisiana, Mississippi, Tennessee, Texas and Wisconsin

4. Trunkline LNG Company, LLC	Louisiana and Texas

Annex A-2

[Form of Opinion of Dennis Morgan]

(a) All the outstanding shares of capital stock of the Company (including the shares to be borrowed and sold by the Forward Purchasers) are fully paid and non-assessable

(b) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) or (iii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(c) To the knowledge of such counsel after due inquiry, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of such counsel after due inquiry, no such investigations, actions, suits or proceedings are threatened or to his knowledge contemplated by any governmental or regulatory authority or threatened by others.

(d) Each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus except for the noncompliance of laws and regulations that would not, individually or in the aggregate, have a Material Adverse Effect.

(e) The statements in the Prospectus under the headings  “Business – Transportation and Storage Segment—Regulation,” “Business — Distribution Segment—Regulation and Rates,” “Business — Environmental” and “Legal Proceedings,” which are incorporated by reference from Items 1 and 3 of Part I of the Company’s Annual Report on Form 10-K for the year ended June 30, 2003, and Item 1 of Part II of the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2003, December 31, 2003 and March 31, 2004, to the extent that they constitute summaries of matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects; and, to the knowledge of such counsel after due inquiry, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

(f) No filing with, or approval, authorization, consent, license registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by the Company of the Underwriting Agreement and the Forward Agreements and the consummation of the transaction contemplated thereby except (i) such as have been obtained under the Securities Act, (ii) as may be required to be obtained under state securities laws, (iii) such as have been obtained from the Pennsylvania Public Utility Commission and the Massachusetts Department of Telecommunications and Energy regarding the issuance of the Company Shares and (iv) only in the case of physical settlement of the Forward Agreements, an appropriate Order or Orders of the Pennsylvania Public Utility Commission and the Massachusetts Department of Telecommunications and Energy.

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Annex B

[Form of Opinion of Pennsylvania Counsel for the Company]

An appropriate order or orders (each an “Order”) of the Pennsylvania Public Service Commission necessary to permit the issuance and delivery of the Company Shares has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency in Pennsylvania, is necessary or required for the due authorization, execution and delivery by the Company of this Agreement and the Forward Agreements, or for the performance by the Company of the transactions contemplated hereby and thereby (including the issuance of shares of Common Stock pursuant to the net stock settlement of the Forward Agreements), except (i) an Order necessary to permit the issuance and sale of shares of Common Stock pursuant to physical settlement of the Forward Agreements and (ii) as may be required to be obtained under Pennsylvania Blue Sky laws.

Annex C

 [Form of Opinion of Massachusetts Counsel for the Company]

An appropriate order or orders (each an “Order”) of the Massachusetts Department of Telecommunications and Energy necessary to permit the issuance and delivery of the Company Shares has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency in Massachusetts is necessary or required for the due authorization, execution and delivery by the Company of this Agreement and the Forward Agreements, or for the performance by the Company of the transactions contemplated hereby and thereby (including the issuance of shares of Common Stock pursuant to the net stock settlement of the Forward Agreements), except (i) an Order necessary to permit the issuance and sale of shares of Common Stock pursuant to physical settlement of the Forward Agreements and (ii) as may be required to be obtained under Massachusetts Blue Sky laws.

Exhibit A

FORM OF LOCK-UP AGREEMENT

July       , 2004

J.P. MORGAN SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

As Representatives of
the several Underwriters listed in
Schedule I to the Underwriting
Agreement referred to below

c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, NY  10172

Re:                               Southern Union Company — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with, Southern Union Company, a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of Common Stock, par value $1.00 per share of the Company (the “Common Stock”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, the undersigned will not, during the period ending 90 days after the date of the prospectuses relating to the Public Offering (the “Prospectus”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common

Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

2

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Name:
Title:

3

AMENDMENT NO. 1 TO UNDERWRITING AGREEMENT

This Amendment No. 1 (“Amendment”) to the Underwriting Agreement dated as of July 26, 2004 (the “Underwriting Agreement”), is made as of July 28, 2004, among Southern Union Company (the “Company”), J.P. Morgan Securities Inc. (“JPMSI”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the Underwriters listed in Schedule I to the Underwriting Agreement (the “Representatives”) and JPMSI and Merrill Lynch International (the “Forward Purchasers”).

The parties hereto hereby agree as follows:

Schedule I to the Underwriting Agreement shall be amended and restated in its entirety to read as follows:

Underwriter	Number of Shares

J.P. Morgan Securities Inc.	4,327,500
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4,327,500
Banc of America Securities LLC	505,000
Calyon Securities (USA) Inc.	305,000
Jefferies & Company, Inc.	305,000
Gilford Securities Incorporated	245,000
Howard Weil Incorporated	245,000
A.G. Edwards & Sons, Inc.	148,000
Janney Montgomery Scott LLC	148,000
KBC Fianncial Products USA Inc.	148,000
PNC Capital Markets, Inc.	148,000
Wells Fargo Securities, LLC	148,000

Total:	11,000,000

Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

Except as amended hereby, the Underwriting Agreement shall remain unchanged.  The Underwriting Agreement, as amended hereby, shall remain in full force and effect.  This Amendment shall be governed by, and construed under, the laws of the State of New York.

If the foregoing Amendment is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Underwriters and the Forward Purchasers in accordance with its terms.

Very truly yours,

SOUTHERN UNION COMPANY

By:	/s/ Dennis K. Morgan
Name: Dennis K. Morgan
Title: Executive Vice President-Administration, General Counsel and Corporate Secretary

Very truly yours,

J.P. MORGAN SECURITIES INC.

By:	/s/ Yaw Asamoah-Duodu
Name: Yaw Asamoah-Duodu
Title: Vice President

Very truly yours,

MERRILL LYNCH INTERNATIONAL

By:	/s/ Brian Carroll
Name: Brian Carroll
Title: Authorized Signatory

The foregoing Amendment
is hereby confirmed and accepted as
of the date first above written.

J.P. MORGAN SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

For itself and on behalf of the
several Underwriters listed
in Schedule I.

By: J.P. MORGAN SECURITIES INC.

By:	/s/ Yaw Asamoah-Duodu
Authorized Signatory

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Karl Newlin
Authorized Signatory